Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Frank P. Reilly, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of NuState Energy Holdings, Inc. on Form 10-K for the year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of NuState Energy Holdings, Inc.

                                  NuSTATE ENERGY HOLDINGS, INC.


Dated: November 14, 2008          By:      /s/ Frank P. Reilly
                                           -------------------
                                  Name:    Frank P. Reilly
                                  Title:   Chief Executive Officer, Principal
                                           Executive Officer and Principal
                                           Financial and Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.